Exhibit 10.5

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN INDEFINITE HOLD PERIOD AND MAY NOT BE TRADED IN BRITISH COLUMBIA, EXCEPT AS PERMITTED BY THE SECURITIES ACT (BRITISH COLUMBIA) AND REGULATIONS MADE UNDER THE ACT.

CANADA PROVINCE OF BRITISH COLUMBIA	Cdn $100,000

CONVERTIBLE DEBENTURE

Issued by:

DIGITAL YOUTH NETWORK INC.
(herein the "Company")

All amounts described herein refer to Canadian dollars unless otherwise specified.

1. PROMISE TO PAY

(a) Principal

For value received, the Company, a corporation organized under the federal laws of Canada and having an office at Suite 1650, 1177 West Hastings Street, Vancouver, British Columbia, V6C 1N5 HEREBY PROMISES TO REPAY to OCEAN VENTURES INC. (the "Holder") the principal sum of One Hundred Thousand Dollars in the lawful money of Canada (Cdn.$100,000), together with interest on the balance of the principal sum from time to time remaining unpaid as provided for in Section 1(b) hereof, on July 15, 2003 (the "Due Date") subject to such principal sum being reduced through conversion of a portion of same into shares of the Company pursuant to Section 5 hereof.

(b) Interest

The outstanding portion of the principal sum from time to time will bear interest at a rate equal to six percent (6%) per annum, both before and after maturity, as well after as before default, calculated and compounded annually, and as well after as before judgment. Such Interest will be payable in arrears in one balloon payment on July 15, 2003.

2. SECURITY

(a) As security for the payment of the principal and interest owing under this Debenture and the performance of the other obligations of the Company hereunder (collectively, the "Obligations"), the Company hereby grants a security interest on all of the Company's present and after acquired personal property and a floating charge over all of its present and after acquired real property.

The security constituted under this Debenture is general and continuing security for the due and timely performance of the Obligations, whether present or future, absolute or contingent, direct or indirect or matured or not arising under the terms of this Debenture as it may be amended, extended or renewed from time to time. The Company represents that such collateral does not include and never will include Consumer Goods (as such term is defined in the Personal Property Security Act (British Columbia).

(b) Except as otherwise agreed in writing by the Holder, the security interests created hereby will attach, in the case of after acquired property forming part of the collateral, upon the Company obtaining rights in such property and, in all other cases, upon the execution of this Agreement.

(c) The security hereby granted will not extend or apply to, and the collateral will not include:

(i) the last day of any term created by any lease or agreement therefor (but the Company will stand possessed of the reversion thereof remaining upon trust for the Holder to assign or dispose thereof as the Holder may direct); or

(ii) any lease or other agreement requiring the consent or approval of the lessor or other party thereto to the security hereby granted, unless and until such consent or approval has been obtained.

(d) The Company hereby authorizes the Holder to file such financing statements and other documents and to do such acts, matters and things as the Holder may deem appropriate to perfect and continue the security constituted hereby, to protect and preserve the property charged hereunder and to realize upon the security constituted hereby; and the Company hereby irrevocably constitutes and appoints the Holder the true and lawful attorney of the Company, with full power of substitution, to do any of the foregoing in the name of the Company whenever and wherever it may be deemed necessary or expedient by the Holder.

(e) If the Company fails to perform any of its Obligations, then the Holder may, but is not obliged to, perform any or all of such Obligations without prejudice to any other rights and remedies of the Holder hereunder; and any payments made and any costs, charges and expenses incurred in connection therewith (including, without limitation, legal fees and disbursements incurred by the Holder or by the

Receiver, as applicable, on an indemnity basis) will be payable by the Company to the Holder on demand.

(f) The Company shall not, without the prior written consent of the Holder:

(i) grant any mortgage or create any charge, lien or encumbrance on its property subject to the charge hereby granted which is capable of ranking in priority to or pari passu with the security constituted under this Debenture;

(ii) change its name, unless the Company has provided to the Holder not less than thirty (30) days' notice of the effective date of such change;

(iii) become a party to any transaction whereby all or a substantial part of its property would become the property of any other person, whether by way of reorganization, amalgamation, merger, transfer, sale, lease or otherwise;

(iv) declare, pay or make any dividend or other distribution to the shareholders of the Company when there shall be default in payment of principal or interest hereunder; or

(v) sell or dispose of any of the property subject to the charge hereby granted otherwise than in the ordinary course of its business.

(g) The principal money hereby secured and accrued interest shall immediately become due and payable and the security hereby constituted shall become enforceable:

(i) if the Company defaults in the observance or performance of any term, covenant or condition contained in this Debenture and such default is not remedied within fifteen (15) business days after service on the Company by the Holder of a notice in writing requiring that such default be remedied;

(ii) if the Company becomes bankrupt or insolvent or goes into liquidation, either voluntarily or under any order of a court of a competent jurisdiction, or makes a general assignment for the benefit of its creditors, or otherwise acknowledges its insolvency;

(iii) the Company ceases or threatens to cease to carry on business;

(iv) a receiver, receiver and manager or receiver-manager of any property, assets or undertaking of the Company is appointed;

(v) any execution, sequestration or other process of any kind becomes enforceable against the Company, or a distress or analogous process is levied upon any property or asset of the Company;

(vi) the Company defaults in or under any obligation or agreement, other than this Debenture, which requires payment by the Company of any amount in excess of Ten Thousand Dollars in the lawful money of Canada (Cdn.$10,000);

(vii) the holder of any encumbrance against any property or asset of the Company does anything to enforce or realize on such encumbrance;

(viii) the Company permits any sum which has been admitted as due and payable by it, or which is not disputed to be due and payable by it, to remain unpaid for ninety (60) days after legal proceedings have been taken to compel payment thereof;

(ix) the Company loses its certificate of incorporation by expropriation, forfeiture or otherwise; or

(x) the Holder in good faith believes, and has commercially reasonable grounds to believe, that the prospect of payment or performance of any of the obligations of the Company is materially impaired.

(h) The Holder may, at any time after the security hereby constituted becomes enforceable, and while such money remains unpaid, take any action permitted by law or in equity as the Holder may deem expedient, and in particular, without limiting the generality of the foregoing, the Holder may appoint in writing, a receiver or receiver-manager (collectively, the "Receiver") of the property hereby charged, and may from time to time remove any person so appointed and appoint another in its stead. A person so appointed shall be deemed to be the agent of the Company and the Company shall be solely responsible for the Receiver's acts or defaults and for his remuneration, and the Receiver shall have the power:

(i) to take possession of, collect and get in the property charged by this Debenture, and for that purpose to take any proceedings in the name of the Company, or otherwise present and future;

(ii) to carry on or concur in the carrying on of the business of the Company; and

(iii) at any time after notice to the Company and the expiry of such notice period as applicable legislation may stipulate, to sell any of the property charged by this Debenture and completing any such sale by conveying the same in the name or on behalf of the Company or otherwise.

3. ADDITIONAL COVENANTS OF THE COMPANY

The Company hereby covenants with the Holder that at all times during the currency of this Debenture it:

(a) will well and truly pay all monies which it may become obligated to pay to the Holder;

(b) promptly pay as and when due all amounts and perform all obligations as may be required in order to prevent the enforcement of any security interests which may rank prior to or

(c) will maintain and secure its incorporation and corporate organization in good standing;

(d) will conduct its business in a proper and businesslike manner and, subject to all the provisions herein contained, diligently preserve all the rights, powers, privileges and goodwill owned by it;

(e) will assume and pay all costs, charges and expenses, including legal costs of the Holder and those which may be incurred by a Receiver (all of which are secured by this Debenture), of and incidental to:

(i) the preparation of this Debenture; and

(ii) any proceedings taken to enforce the remedies under this Debenture or otherwise in relation to the security referenced herein, or by reason of non-payment or procuring payment of the monies secured by this Debenture; and

(f) will strictly comply with every covenant and undertaking hereunder.

4. WAIVER

The Holder may waive any breach of the Company of any of the provisions contained in this Debenture, or any default by the Company in the observance or performance of any covenant or condition required to be observed or performed by the Company under the terms of this Debenture; provided always that no failure or delay on the part of the Holder to exercise any right, power or remedy given herein or by statute or at law or in equity or otherwise shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

5. CONVERSION

The principal sum of this Debenture is convertible in whole or in part, at any time:

(a) before July 15, 2003 upon the mutual agreement of the Holder and the Company; and

(b) at any time on or after July 15, 2003, at the option of the Holder,

into common shares (the "Shares") in the capital of the Company at a price (the "Conversion Price") of $0.02 per Share.

Interest accrued on the principal amount converted shall be paid by the Company to the Holder at the time of conversion or it may be converted into Shares at the Conversion Price at the option of the Holder.

6. FRACTIONAL SHARES

No fractional Shares shall be issued upon conversion of this Debenture, and in lieu of any fractional Shares which would otherwise be issuable upon conversion, the Company shall pay a cash adjustment equal to such fraction multiplied by the Conversion Price then in effect; and in determining the number of Shares and the payment, if any in lieu of fractional shares that the Holder shall receive, the principal sums of all debentures being converted as at a particular date shall be aggregated.

7. RESERVES AND ADJUSTMENTS

(a) The Company covenants and agrees that so long as this Debenture is outstanding it will at all times reserve out of its unissued share capital against the conversion rights conferred on the holder of such Debenture a sufficient number of the Company's unissued Shares to entitle all of the principal sum outstanding under such Debenture outstanding to be converted upon the basis and upon the terms and conditions provided for in this Debenture;

(b) in the event of any subdivision or redivision or change of the Company's Shares at any time while this Debenture is outstanding into a greater number of Shares, the Company shall deliver, at the time of the exercise thereafter of the right of conversion by the registered holder of this Debenture, such additional number of Shares as would have resulted from such subdivision, redivision or change if the right of conversion had been exercised prior to the date of such subdivision, redivision or change. In the event of any consolidation or change of the Company's Shares at any time while this Debenture is outstanding into a lesser number of Shares, the number of Shares deliverable by the Company on the exercise thereafter of the right of conversion shall be reduced to such number of Shares as would have resulted from such consolidation or change if the right of conversion had been exercised prior to the date of such consolidation or change; and

(c) if the Company shall declare and pay a stock dividend upon its Shares or a dividend upon its Shares payable at the option of the respective holders either in Shares or in cash then in each such case from and after the payment date of such dividend the conversion right herein provided for shall be increased in proportion to the increase in the number of outstanding Shares of the appropriate class resulting from such dividend.

8. NOTICES

Any notice, direction or other instrument required or permitted to be given under this Debenture by the Holder to the Company or the Company to the Holder shall be in writing and may be given by delivering same or transmitting same by facsimile transmission or similar method of the following address:

(a) If to the Company:

Digital Youth Network Inc.
Suite 1650-1177 West Hastings Street
Vancouver, B.C. V6C 1N5
Attention: Mr. Daniel Reitzik
Facsimile: (888) 304-7711

(b) If to the Holder:

Ocean Ventures Inc
Suite 110, 10851 Shellbridge Way,
Richmond, B.C., V6X 2W8
Facsimile: (604) 231-0100

Any notice, direction or instrument aforesaid shall:

(c) if delivered, be deemed to have been given or made at the time of delivery; and

(d) if transmitted by facsimile transmission or similar method will be deemed to have been given or made on the next business day following the day on which it was so transmitted.

Any party may give written notice of change of address in the same manner, in which event such notice shall thereafter be given to it as above provided at such changed address.

9. NO MERGER

This Debenture shall not operate by way of merger of any indebtedness or liability of the Company or any other person or persons to the Holder hereunder or under any deed, guarantee, contract, draft, bill of exchange, promissory note or other negotiable instrument by which the same may now or at any time hereafter be represented or evidenced and no judgment recovered by the Holder shall merge or in any way affect the Holder's right to interest as aforesaid.

10. ENUREMENT

This Debenture and the charges created hereby and all its provisions shall enure to the benefit of the Holder, its successors and permitted assigns, and shall be binding upon the Company, its successors and assigns.

11. INTERPRETATION

The following rules shall be applied in interpreting this Debenture:

(a) Cross Reference

Unless otherwise stated a reference herein to a numbered or lettered clause refers to the clause bearing that number or letter in this Debenture.

(b) Proper Law

The proper law of this Debenture is the law of the Province of British Columbia, Canada and the parties submit to the non-exclusive jurisdiction of the courts of British Columbia in all matters concerning the interpretation and enforcement of this Debenture.

(c) Severability

If a provision of this Debenture shall be found to be wholly or partially invalid, this Debenture shall be interpreted as if the invalid provision had not been a part hereof.

(d) Headings

The headings of the clauses of this Debenture have been inserted for reference only and do not defined, limit, alter or enlarge the meaning of any provision of this Debenture.

IN WITNESS WHEREOF this Debenture has been executed and delivered this 28th day of April, 2003

DIGITAL YOUTH NETWORK INC.

Per: /s/ Daniel Reitzik
Name: Daniel Reitzik
Title: President

I/we have authority to bind the Company

/s/ Raymond Mol
OCEAN VENTURES INC.